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                                                                    EXHIBIT 99.1

                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES
                                    EXCHANGE
                                   ACT OF 1934



        Date of Report (date of earliest event reported): April 10, 2002



                     Friedman, Billings, Ramsey Group, Inc.
             (Exact name of Registrant as specified in its charter)


              VIRGINIA                                  01-15049                         54-1873198
------------------------------------        -------------------------------        ---------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification           (Commission File
          incorporation)                          Identification No.)                      Number)



                             1001 Nineteenth Street
                            North Arlington, VA 22209
               (Address of principal executive offices) (Zip code)



                                 (703) 312-9500
               (Registrant's telephone number including area code)

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Item 9. Regulation FD Disclosure

        1. On April 10, 2002 Friedman, Billings, Ramsey Group, Inc. made a presentation at the Sidoti & Co. Investor Conference in New York, NY. Information presented at the conference is furnished herewith as Exhibit 99.1.



Ex. 99.1 Friedman, Billings, Ramsey Group, Inc. material presented at the Sidoti & Co. Investor Conference.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.




                                    By:   /s/ Emanuel J. Friedman
                                        ------------------------------
                                        Emanuel J. Friedman
                                        Chairman and Co-Chief Executive Officer

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                                                                    Exhibit 99.1

                        Sidoti & Co. Investor Conference
                Friedman, Billings Ramsey Group, Inc. Information
                            New York | April 10, 2002

Statements concerning future performance, developments, events, market forecasts, earnings models, earnings, revenues, expenses, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from those expressed in the forward looking information. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, the high degree of risk associated with technology and other venture capital investments, changes in interest rates, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the company's Annual Report on Form 10-K that is available from the company and from the SEC.

Research-driven capital markets platform

4 profit centers - target annualized pre-tax earnings**:

        -FBR Asset Investment Corporation - $32 million

        -investment banking - $20 million

        -institutional brokerage sales and trading - $5.0 million

        -asset management - $8.0 million

        **Assumptions include: FBR Asset return on equity = 30%, including revenue to FBR Asset from fee-sharing agreement with FBR Group; investment banking revenues $110 million; Institutional brokerage revenues $65 million; assets under management (other than FBR Asset) $1.5 billion; return on long-term investments (other than FBR Asset) 12%. These targets are not a projection of 2002 earnings, nor are they intended to be indicative of 1st quarter 2002 results.

Projected Investment Banking Revenue for 1st Quarter 2002 - $23.8 million.

Total gross assets under management as of April 10, 2002 of more than $5 billion (includes leveraged assets in FBR Asset).

 Strong balance sheet:

         -Combined FBR Group and FBR Asset Equity of more than $600 million

FBR plans to release 1st quarter earnings on April 25, 2002.